UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2022

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 27, 2022, at the 2022 Annual Meeting of Shareholders of United Therapeutics Corporation (the “Company”), the Company’s shareholders approved an amendment and restatement (the “2022 Restatement”) of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan (the “Plan”). The 2022 Restatement had previously been approved by the Company’s Board of Directors (the “Board”) upon the recommendation of its Compensation Committee. The effective date of the 2022 Restatement is June 27, 2022.

The Plan is administered by the Compensation Committee of the Board, which is comprised of independent directors. The purpose of the Plan is to stimulate the efforts of non-employee directors, officers, employees, and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan allows grants of stock options, stock appreciation rights, restricted stock, restricted stock units, and stock awards, any of which may be performance-based, and for incentive bonuses.

The 2022 Restatement makes the following changes to the Plan:

•	increases the maximum number of shares of the Company’s common stock that may be issued under the Plan by 500,000 shares; and

•	extends the expiration date of the Plan to April 25, 2032.

Additional details regarding the Plan are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”) under the heading Proposal No. 3 — Approval of The Amendment and Restatement of The United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan. The foregoing summary is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2022, the Company held its 2022 Annual Meeting of Shareholders. The Company’s shareholders considered four matters, each of which is described in more detail in the Proxy Statement. The final voting results for the meeting are as follows:

1.	Election of directors, each to serve a term of one year:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christopher Causey	36,141,944	3,554,723	11,581	1,748,363
Richard Giltner	38,826,147	870,660	11,441	1,748,363
Katherine Klein	39,602,941	94,279	11,028	1,748,363
Ray Kurzweil	39,035,514	661,244	11,490	1,748,363
Linda Maxwell	39,533,813	163,318	11,117	1,748,363
Nilda Mesa	39,403,904	292,871	11,473	1,748,363
Judy Olian	39,633,668	63,562	11,018	1,748,363
Martine Rothblatt	38,337,137	1,208,721	162,390	1,748,363
Louis Sullivan	37,298,618	2,398,227	11,403	1,748,363

2.	An advisory resolution to approve executive compensation:

Votes for:	38,935,752
Votes against:	690,791
Abstentions:	81,705
Broker non-votes:	1,748,363

3.	Approval of the amendment and restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan:

Votes for:	34,846,811
Votes against:	4,818,829
Abstentions:	42,608
Broker non-votes:	1,748,363

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022:

Votes for:	41,145,964
Votes against:	300,817
Abstentions:	9,830
Broker non-votes:	—

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 28, 2022	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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